Income Tax	12 Months Ended
Dec. 31, 2025
Income Tax [Abstract]
Income tax
10.	Income tax

(a)	Cayman Islands

Under the current tax laws of the Cayman Islands, the Group is not subject to tax on its income or capital gains. In addition, no Cayman Islands withholding tax will be imposed upon the payment of dividends by the Company to its shareholders.

(b)	Hong Kong Profits Tax

Sentage HK is incorporated in Hong Kong and is subject to profit taxes in Hong Kong at a rate of 16.5%. However, Sentage HK did not generate any assessable profits arising in or derived from Hong Kong for the fiscal years ended December 31, 2025, 2024 and 2023, and accordingly no provision for Hong Kong profits tax has been made in these periods.

(c)	PRC Enterprise Income Tax (“EIT”)

On March 16, 2007, the National People’s Congress of the PRC enacted the Enterprise Income Tax Law (“EIT Law”), under which domestic companies would be subject to Enterprise Income Tax (“EIT”) at a uniform rate of 25%. The EIT Law became effective on January 1, 2008.

Sentage WFOE, Daxin Wealth, Daxin Zhuohui, Qingdao Buytop and Zhenyi are incorporated in the PRC, and are subject to the PRC Enterprise Income Tax Laws (“EIT Laws”) and are taxed at the statutory income tax rate of 25%.

Under the EIT Law and its implementation rules, an enterprise established outside China with a “place of effective management” within China is considered a China resident enterprise for Chinese enterprise income tax purposes. A China resident enterprise is generally subject to certain Chinese tax reporting obligations and a uniform 25% enterprise income tax rate on its worldwide income. The implementation rules to the New EIT Law provide that non-resident legal entities are considered PRC residents if substantial and overall management and control over the manufacturing and business operations, personnel, accounting, properties, etc., occur within the PRC. Despite the present uncertainties resulting from the limited PRC tax guidance on the issue, the Company does not believe that the legal entities organized outside the PRC should be treated as residents for 2008 EIT law purposes. If the PRC tax authorities subsequently determine that the Company and its subsidiaries registered outside the PRC are deemed resident enterprises, the Company and its subsidiaries registered outside the PRC will be subject to the PRC income tax at a rate of 25%.

If the Company were to be non-resident for PRC tax purposes, dividends paid to it from profits earned by the PRC Operating Entities after January 1, 2008 would be subject to a withholding tax. The EIT law and its relevant regulations impose a withholding tax at 10%, unless reduced by a tax treaty or agreement, for dividends distributed by a PRC-resident enterprise to its non-PRC-resident corporate investor for earnings generated beginning on January 1, 2008. Earnings generated prior to January 1, 2008 are exempt from such withholding tax. The Company has not recognized any deferred tax liability for the undistributed earnings of the PRC-resident enterprise as of December 31, 2025, 2024 and 2023, as the Company plans to permanently reinvest the earnings generated before December 31, 2025 in the PRC.

Income tax returns of PRC Entities are filed on an individual entity basis. The PRC Entities have calculated their income tax provision using the separate return method in these consolidated financial statements.

Income taxes provision

The following table reconciles the PRC statutory rates to the Group’s effective tax rate for the years ended December 31, 2023, 2024 and 2025:

	Years ended December 31,
	2023	2024	2025
	USD	USD	USD
China Income tax statutory rate	(25.0)%	(25.0)%	(25.0)%
Nondeductible expenses-permanent difference	0.1%	0.1%	-
Change in valuation allowance	24.9%	24.9%	25.0%
Effective tax rate	-%	-%	-

Deferred taxes

The Group’s deferred tax assets are comprised of the following:

	As of December 31,
	2024	2025
	USD	USD
Deferred tax assets
Allowance for credit losses	$11,987	$12,512
Total gross deferred tax assets	$11,987	$12,512

The Group follows ASC 740, “Income Taxes”, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates, applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

The Group’s deferred tax assets primarily derive from the net operating loss (“NOL”) and deferred revenue that can be carried forward to offset future taxable income. As the Group ended its offline loan recommendation business at the end of 2017, management concluded that the chance for the Group’s VIEs, Daxin Wealth and Daxin Zhuohui, to utilize their net operating loss carry forwards were remote. Accordingly, a valuation allowance of approximately $1.2 million has been provided against part of the deferred tax assets associated with the NOL carryforwards that occurred prior to December 31, 2016 due to expiration of some of loss carryforwards. As of December 31, 2024 and 2025, the Group had deferred tax assets balance of $11,987 and $12,512, respectively.

Uncertain tax positions

The Group evaluates each uncertain tax position (including the potential application of interest and penalties) based on the technical merits, and measures the unrecognized benefits associated with the tax positions. As of December 31, 2025 and 2024, the Group did not have any significant unrecognized uncertain tax positions. The Group did not incur any interest or penalties tax for the years ended December 31, 2025, 2024 and 2023. The Group does not anticipate any significant increases or decreases in unrecognized tax benefits in the next twelve months from December 31, 2025. As of December 31, 2025, all the tax returns of the Group’s PRC subsidiary and VIEs remain available for statutory examination by PRC tax authorities.